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                                                                   Exhibit 10.42

                               FIFTH AMENDMENT TO

                       AMENDED AND RESTATED LOAN AGREEMENT

      This Fifth Amendment to Amended and Restated Loan Agreement (this "Fifth Amendment") is made as of the 30th day of March 2001 by Mrs. Fields' Original Cookies, Inc., a Delaware corporation ("Borrower"), and LaSalle Bank National Association , a national banking association ("LaSalle").

                              W I T N E S S E T H:

      WHEREAS, Borrower and LaSalle are all of the parties to that certain Amended and Restated Loan Agreement dated as of February 28, 1998, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of July 31, 1998 (the "First Amendment"), that certain Second Amendment to Amended and Restated Loan Agreement dated as of April 1, 1999 ("Second Amendment"), that certain Third Amendment to Amended and Restated Loan Agreement dated as of February 1, 2000 ("Third Amendment"), and that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of April 3, 2000 ("Fourth Amendment") (the Amended and Restated Loan Agreement, together with the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as further amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement"); and

      WHEREAS, Borrower has requested that LaSalle amend the Loan Agreement with respect to certain matters, and LaSalle is agreeable to such request, on and subject to the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto hereby agrees as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

      2. Amendment. The Loan Agreement is hereby amended as follows:

      a. By deleting the definition of "Revolving Loan Maturity Date" in its entirety and replacing it with the following:

            "Revolving Loan Maturity Date" shall mean March 31, 2002, or unless the Bank earlier terminates this Agreement or otherwise accelerates the maturity of the Obligations pursuant to the terms hereof, in which case Revolving Loan Maturity Date shall mean such earlier date.

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      b.    By deleting Article 7 in its entirety and replacing it with the following:

            ARTICLE 7.  NON-UTILIZATION FEE.

            The Borrower agrees to pay to the Bank a commitment fee in the amount of one half of one percent (1/2 of 1%) per annum (calculated using a year of 360 days and actual days elapsed) of the unused portion of the Revolving Loan Commitment, payable at the Revolving Loan Maturity Date, and prior to such date, quarterly in arrears, on March 31st, June 30th, September 30th and December 31st of each year.

      c. By deleting Section 13.2 in its entirety and replacing it with the following:

                  Section 13.2 Maximum Capital Expenditures. The Borrower shall not make any Capital Expenditures, individually or in the aggregate, in excess of $14,000,000 in any fiscal year.

      3. Representations and Warranties. Borrower hereby represents, warrants and covenants to LaSalle that:

            (a) Authorization. The Borrower is duly authorized to execute and deliver this Fifth Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Documents.

            (b) No Conflicts. The execution and delivery of this Fifth Amendment and all deliveries required hereunder, and the performance by the Borrower of its obligations under the Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

            (c) Validity and Binding Effect. This Fifth Amendment and the Loan Documents are a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            (d) No Events of Default. As of the date hereof, no Default or Event of Default under the Loan Documents has occurred or is continuing.


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            (e)   Warranties. As of the date hereof, the representations and warranties in the Loan Agreement are true and correct as though made on such date, except where a different date is specifically indicated.

      4.    Miscellaneous.

            (a) Captions. Section captions and headings used in this Fifth Amendment are for convenience only and are not part of and shall not affect the construction of this Fifth Amendment.

            (b) Governing Law. This Fifth Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Fifth Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fifth Amendment.

            (c) Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

            (d) Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            (e) References. From and after the date of execution of this Fifth Amendment, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Fifth Amendment shall be deemed to include this Fifth Amendment unless the context shall otherwise require.

            (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Fifth Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the

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                  Revolving Note provided for therein and secured by the
                  Collateral. The Loan Agreement, except as modified hereby, and each of the other Loan Documents remain in full force and effect and are hereby reaffirmed in all respects.

       [Balance of page left intentionally blank; signature page follows.]

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      IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to
Amended and Restated Loan and Security Agreement as of the date first set forth above.

                                        MRS. FIELDS' ORIGINAL COOKIES, INC., a
                                        Delaware corporation

                                        By: /s/ Michael R. Ward
                                           -------------------------------------
                                        Name: Michael R. Ward
                                             -----------------------------------
                                        Title: Sr. Vice-President,
                                               General Counsel
                                              ----------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION, a
                                        national banking association

                                        By: /s/ Michael K. Kriz
                                           -------------------------------------
                                        Name: Michael K. Kriz
                                             -----------------------------------
                                        Title: Vice President, Leveraged Finance
                                              ----------------------------------